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                                                                     EXHIBIT 4.1

                                  Edgar Face

DCT

                              DOCENT INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 25608L 10 6

This certifies that _________________________________________________________

is the record holder of _____________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                              DOCENT INCORPORATED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ____________________


______________________________________
EXECUTIVE VICE PRESIDENT AND SECRETARY

______________________________________
PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

   TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, Inc.
P.O. Box 1596
Denver, Co 80201

BY____________________________________
AUTHORIZED SIGNATURE


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                                  Edgar Back

                              DOCENT INCORPORATED

Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM --      as tenants in common
        TEN ENT --      as tenants by the entireties
        JT TEN  --      as joint tenants with right of
                        survivorship and not as tenants
                        in common

UNIF GIFT MIN ACT --    ......................... Custodian ...................
                                 (Cust)                           (Minor)
                        under Uniform Gifts to Minors
                        Act ....................................................
                                                 (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________ hereby sell, assign and transfer unto ______________________________________________________

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________ Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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                                  Edgar Back


Dated ______________________

In presence of

X __________________________

X __________________________


NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

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